UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2026

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive offices) (Zip Code)

(281) 584-1390

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	SYY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On April 16, 2026, Sysco Corporation (“Sysco”), a Delaware corporation, and its wholly-owned subsidiaries, Sysco Canada, Inc., a British Columbia corporation (“Sysco Canada”), and Sysco Global Holdings B.V., a Netherlands limited liability company (together with Sysco Canada, the “Subsidiary Borrowers”), entered into a Credit Agreement with Bank of America, N.A., as the administrative agent, and the lenders and guarantors party thereto (the “New Revolver Credit Agreement”), which replaces Sysco’s existing $3.0 billion senior revolving credit facility that was originally entered into on September 5, 2025 (as amended, the “Existing Credit Agreement”). The aggregate commitments of the lenders under the New Revolver Credit Agreement, as of the effective date, are $3.0 billion, and such commitments will increase to $4.0 billion from and after the consummation of the previously announced acquisition of JRD Unico, Inc., a Delaware corporation (“JRD”) and Warehouse Realty, LLC, a Delaware limited liability company (“Warehouse Realty”, together with JRD, known as “Jetro Restaurant Depot”). The date of consummation of the acquisition of Jetro Restaurant Depot through merger transactions as further described in Sysco’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2026 is referred to as the “Closing Date”. The New Revolver Credit Agreement has an option to increase such commitments to $5.0 billion. Any loans drawn under the New Revolver Credit Agreement will mature on April 16, 2031.

On April 16, 2026, Sysco also entered into a Term Loan Credit Agreement with Bank of America, N.A., as the administrative agent, and the lenders and guarantors party thereto (the “New Term Credit Agreement” and, together with the New Revolver Credit Agreement, the “New Credit Agreements”). The aggregate commitments of the lenders under the New Term Credit Agreement, as of the effective date, are $3.0 billion, which consists of a $1.25 billion tranche of commitments (the “Tranche A Commitments”) and a $1.75 billion tranche of commitments (the “Tranche B Commitments”). Any loans drawn under the Tranche A Commitments will mature 364 days from the Closing Date and any loans drawn under the Tranche B Commitments will mature two years from the Closing Date.

Proceeds of borrowings under the New Revolver Credit Agreement will be used for general corporate purposes. Proceeds of borrowings under the New Term Credit Agreement will be used (i) to fund, in part, the merger transactions described above, (ii) to refinance, on the Closing Date, the indebtedness of JRD, its subsidiaries and affiliates, and (iii) to pay related transaction fees and expenses.

The New Credit Agreements contain customary terms and conditions for credit facilities of their respective type, including, without limitation, affirmative and negative covenants containing limitations on consolidations, mergers, and sales of assets, limitations on the incurrence of certain liens, and certain reporting covenants, including, without limitation, a requirement to maintain a certain ratio of consolidated EBITDA to consolidated interest expense.

The New Credit Agreements also contain customary events of default, including, without limitation, nonpayment of obligations, incorrect representations and warranties, violation of covenants, cross-acceleration to other material indebtedness and certain bankruptcy or insolvency events. Certain of the events of default are subject to exceptions, materiality qualifiers, and/or grace periods customary for credit facilities of the respective type. Borrowings by Sysco and the Subsidiary Borrowers under the New Revolver Credit Agreement are, in general, guaranteed by those wholly-owned subsidiaries of Sysco that are guarantors of Sysco’s senior notes and debentures and of the New Term Credit Agreement. Borrowings by the Subsidiary Borrowers under the New Revolver Credit Agreement are guaranteed by Sysco. Borrowings by Sysco under the New Term Credit Agreement are, in general, guaranteed by those wholly-owned subsidiaries of Sysco that are guarantors of Sysco’s senior notes and debentures and of the New Revolver Credit Agreement.

As was the case with the Existing Credit Agreement, the New Revolver Credit Agreement will serve as a backstop for Sysco’s commercial paper program.

The foregoing descriptions of the New Revolver Credit Agreement and the New Term Credit Agreement are included to provide information regarding their respective terms. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the New Revolver Credit Agreement and the New Term Credit Agreement, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Neither Sysco nor any of its affiliates has any material relationship with any of the other parties to the New Credit Agreements, except for (i) Sysco’s previous credit facilities, with respect to which certain of the other parties to the New Credit Agreements (and their respective affiliates) were lenders and (ii) commercial banking, investment banking, underwriting, trust and other financial advisory services provided (or to be provided) to Sysco and its subsidiaries by certain of the lenders under the New Credit Agreements (and their respective affiliates), for which they have received (or will receive) customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Term Loan Credit Agreement, dated April 16, 2026, among Sysco Corporation and certain lenders and guarantors party thereto.

10.2*	Credit Agreement, dated April 16, 2026, among Sysco Corporation, Sysco Canada, Inc., Sysco Global Holdings B.V., Bank of America, N.A., as Administrative Agent, and certain lenders and guarantors party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. Sysco agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request. Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Sysco agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “expects,” “believes,” “anticipates,” “forecasts,” “intends,” “seeks,” “aims,” “plans,” “assumes,” “estimates,” “projects,” “should,” “would,” “could,” “may,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are not historical facts. They are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Sysco and its consolidated subsidiaries. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the expected timing and completion of the proposed transaction, the anticipated benefits of the proposed transaction (including synergies), and plans and expectations for the combined company, including regarding its results of operations and financial conditions, leadership composition, share repurchases, dividend level, credit ratings and leverage ratio, as well as statements regarding Sysco’s future financial performance and results, including its expectations regarding its future growth, including growth in sales and earnings per share, and other statements that are not historical facts. All such forward-looking statements are not a guarantee of future performance and are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the parties, that could cause actual results to differ materially from those expressed in such forward-looking statements. You should not place undue reliance on any of the forward-looking statements contained herein. For more information on the risks and other concerning factors that could cause actual results to differ from those expressed or forecasted, see Sysco’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

IMPORTANT INFORMATION REGARDING THE TRANSACTION AND WHERE TO FIND IT

In connection with the proposed transaction, Sysco may cause New Slider Holdco, Inc. to file with the SEC a registration statement on Form S-4 that will include a prospectus of New Slider Holdco, Inc. (the “prospectus”). After the registration statement has been declared effective, Sysco will mail the prospectus to its stockholders. BEFORE MAKING ANY INVESTMENT DECISION INVESTORS AND SECURITY HOLDERS OF SYSCO ARE URGED TO READ THE PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the prospectus, any amendments or supplements thereto and other documents containing important information about Sysco, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov.

Copies of the documents filed with the SEC by Sysco will be available free of charge under the “Investors” section of Sysco’s website located at investors.sysco.com.

NO OFFER OR SOLICITATION

This Current Report on Form 8-K is not intended and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2026

Sysco Corporation

By:	/s/ Andrew Wurdack
Name:	Andrew Wurdack
Title:	Vice President, Securities and Corporate Governance & Assistant Secretary